UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section  14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[ ]       Preliminary Proxy Statement
[ ]       Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]       Definitive Proxy Statement
[x]      Definitive Additional Materials
[ ]       Soliciting Material Pursuant to SS.240.14a-11(c) or SS.240.14a-12

CLEARFIELD, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on February 24, 2011.

CLEARFIELD, INC.
Meeting Information

Meeting Type: Annual
For holders as of: December 30, 2010
Date: February 24, 2011   Time: 2:00 PM CST
Location:   The Northland Inn
7025 Northland Drive North
Brooklyn Park, Minnesota, 55428

CLEARFIELD, INC. 5480 NATHAN LANE, SUITE 120 PLYMOUTH, MN 55442
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

----Before You Vote----
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                                 ANNUAL REPORT                                 SHAREHOLDER

How to View Online:
Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:   1-800-579-1639
3) BY E-MAIL*:         sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 10, 2011 to facilitate timely delivery.

----How To Vote----
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy."To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Tovote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01) Cheryl P. Beranek 02) Ronald G. Roth 03) Charles N. Hayssen	04) Donald R. Hayward 05) John G. Reddan 06) Stephen L. Zuckerman

The Board of Directors Recommends a Vote FOR Proposals 2, 3 and 5.

2.	Approve amendments to the Clearfield, Inc. 2007 Stock Compensation Plan

3.	Cast an advisory vote on executive compensation

The Board of Directors Recommends a Vote of EVERY 3 YEARS for Proposal 4.

4.	Cast an advisory vote on the frequency of future executive compensation advisory votes

5.	Ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2011

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.